UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 26, 2013

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BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

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Texas	001-12697	33-0502730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On September 26, 2013, BPZ Resources, Inc. (“the Company”) and its subsidiary Empresa Eléctrica Nueva Esperanza S.R.L (“EENE”) repaid the remaining $36 million principal balance on its $40 million secured bank facility with Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), plus a prepayment premium and the remaining associated interest of $2.6 million. Accordingly, EENE, as borrower, and the Company and its subsidiary BPZ Exploración & Producción S.R.L., as guarantors, and Credit Suisse terminated the associated Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.02 in this Current Report with respect to the secured bank debt facility is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On September 30, 2013, the Company  issued a press release providing an update to its Block Z-1 operations, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless the Company specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Item 8.01 Other Events.

On September 30, 2013, the Company  issued a press release announcing (i) that Raymond James & Associates, Inc., as underwriter in the Company’s previously announced offering of $125 million aggregate principal amount of its 8.50% Convertible Senior Notes due 2017 (the “Notes”), had exercised in full its option to purchase an additional $18.8 million aggregate principal amount of the Notes, and (ii) the repayment of the secured bank debt facility described in Item 1.02 above. A copy of the press release dated September 30, 2013 is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	BPZ Resources, Inc.’s Press Release, dated September 30, 2013, and furnished with this report.
Exhibit 99.2	BPZ Resources, Inc.’s Press Release, dated September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: October 1, 2013	By:	/s/ Richard S. Menniti
	Name:	Richard S. Menniti
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	BPZ Resources, Inc.’s Press Release, dated September 30, 2013 and furnished with this report.
Exhibit 99.2	BPZ Resources, Inc.’s Press Release, dated September 30, 2013.

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